Assets under management	12 Months Ended
Dec. 31, 2014
Assets under management
37 Assets under management
The following disclosure provides information regarding assets under management and net new assets as regulated by FINMA.
Assets under management include assets from clients for which the Group provides investment advisory or discretionary asset management services. Assets that are held solely for transaction-related or safekeeping/custody purposes are not considered assets under management. Assets of corporate clients and public institutions that are used primarily for cash management or transaction-related purposes are also not considered assets under management. The classification of assets under management is individually assessed on the basis of each client’s intentions and objectives and the banking services provided to the client. Reclassifications between assets under management and assets held for transaction-related or safekeeping purposes result in corresponding net assets inflows or outflows.
Net new assets measure the degree of success in acquiring assets under management. The calculation is based on the direct method, taking into account individual cash payments, security deliveries and cash flows resulting from loan increases or repayments. Interest and dividend income credited to clients and commissions, interest and fees charged for banking services are not taken into account when calculating net new assets, as such charges are not directly related to the Group’s success in acquiring assets under management. Similarly, changes in assets under management due to currency and market volatility as well as asset inflows and outflows due to the acquisition or divestiture of businesses are not part of net new assets.
A portion of the Group’s assets under management result from double counting. Double counting arises when assets under management are subject to more than one level of asset management services. Each such separate advisory or discretionary service provides additional benefits to the client and represents additional income for the Group. Specifically, double counting primarily results from the investment of assets under management in collective investment instruments managed by the Group. The extent of double counting is disclosed in the following table.
Assets under management
in / end of	2014	2013
Assets under management (CHF billion)
Assets in collective investment instruments managed by Credit Suisse	158.6	160.3
Assets with discretionary mandates	270.5	255.4
Other assets under management	948.2	866.7
Assets under management (including double counting) [1]	1,377.3	1,282.4
of which double counting	47.4	47.0
Net new assets (CHF billion)
Total net new assets (including double counting) [2]	28.2	32.1
1 Includes CHF 0.0 billion and CHF 29.0 billion assets under management from discontinued operations as of December 31, 2014 and 2013, respectively.
2 Includes CHF (2.0) billion and CHF (4.0) billion net asset outflows from discontinued operations in 2014 and 2013, respectively.